UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2011

Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19254	11-2682486
(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York 11530
 (Address of Principal Executive Offices) (Zip Code)

 (Registrant’s Telephone Number, Including Area Code) 516-683-6000

 (Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 16, 2011, Lifetime Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A summary of matters voted upon by the stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

Eight directors were elected to serve on the Board of Directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:
	FOR	WITHHELD	BROKER NON-VOTES
Jeffrey Siegel	8,486,281	341,067	2,737,490
Ronald Shiftan	7,883,086	944,262	2,737,490
Craig Phillips	8,023,621	803,727	2,737,490
David E. R. Dangoor	8,438,913	388,435	2,737,490
Michael Jeary	8,408,605	418,743	2,737,490
John Koegel	8,283,473	543,875	2,737,490
Cherrie Nanninga	8,407,983	419,365	2,737,490
William U. Westerfield	8,500,210	327,138	2,737,490

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountant firm for the fiscal year ending December 31, 2011 was ratified based on the following votes:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,131,844	430,465	2,529	—

Proposal 3: An Advisory (Non-Binding) Vote on Executive Compensation

The compensation of the Company’s named executive officers was approved on an advisory (non-binding) basis, based on the following votes:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,634,340	178,738	14,270	2,737,490

Proposal 4: An Advisory (Non-Binding) Vote on the Frequency of the Advisory Vote on Executive Compensation

A three-year interval as the frequency with which stockholders are to be provided an advisory vote on executive compensation was approved on an advisory (non-binding) basis, based on the following votes:
EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	BROKER NON-VOTES
3,923,637	12,116	4,879,498	12,097	2,737,490

The Company is required to provide stockholders with the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers at least once every six calendar years.  On June 16, 2011, following the Annual Meeting, the Board of Directors determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every three years until the next required advisory vote on the frequency of such vote, which will occur no later than the Company’s Annual Meeting of Stockholders in 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President – Finance, Treasurer
and Chief Financial Officer

Date: June 20, 2011